Q3 2026 INVESTOR PRESENTATION Exhibit 99

2 SAFE HARBOR STATEMENT & DISCLOSURE The statements contained in this presentation that are not historical facts are “forward-looking statements.” These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the effects of tariffs on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) impacts resulting from current or changes in trade barriers and restrictions on international trade, including as a result of previously announced, and potentially new changes, including reductions to U.S. trade policy and tariffs as well as retaliatory or other tariffs imposed by other countries where the Company does business, (3) the effectiveness of the cost reduction programs implemented, and to be implemented globally, including the successful implementation of procurement and sourcing initiatives and restructuring programs, (4) delays in manufacturing and delivery schedules, (5) reduction in demand for lift trucks, attachments and related parts and service on a global basis, including any cyclical reduction in demand in the lift truck industry, (6) customer acceptance of pricing, (7) customer acceptance of, changes in the costs of, or delays in the development of new products, (8) the ability of Hyster-Yale and its dealers, suppliers and end- users to access credit, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (9) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact Hyster-Yale's imports from China, as well as armed conflicts, including the Iran conflict, the Russia/Ukraine conflict, the Israel and Gaza conflict and/or the conflict in the Red Sea, and their regional effects, (10) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (11) the Company's ability to recover previously paid IEEPA tariffs, (12) the successful commercialization of products and technology related to the energy solutions program, (13) political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (14) bankruptcy of or loss of major dealers, retail customers or suppliers, (15) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (16) product liability or other litigation, warranty claims or returns of products, (17) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (18) the ability to attract, retain, and replace workforce and administrative employees, (19) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (20) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber-based attacks or network breaches. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as of November 6, 2026. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date.

Q3 2026 QUARTERLY OVERVIEW

HY CONSOLIDATED ($M) Q3 2026 Q2 2026 VARIANCE Revenues $827 $813 $14 Operating Profit (Loss) ($9) ($18) $9 Net Income (Loss) ($15) ($32) $17 Adjusted Operating Profit (Loss)(1) ($8) ($17) $9 Adjusted Net Income (Loss)(1) ($14) ($30) $16 Adjusted EBITDA(1) $6 ($5) $11 Q3 2026 FINANCIAL PERFORMANCE Sequential improvement as stronger bookings began to translate into higher shipments (1) Adjusted Operating Profit (Loss), Adjusted Net Income (Loss), and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix. Revenue: $827M, 2% Higher QoQ • Stronger bookings began to translate into higher shipments • Primarily due to improved volumes Adjusted Operating Loss: $8M • QoQ improvement of $9M ‒ Higher volumes ‒ Lower employee-related expenses, including incentive compensation 4

5 LIQUIDITY $662M WORKING CAPITAL $123M decrease vs. Q3’25 $26M CASH PROVIDED BY OPERATIONS $10M improvement vs. Q2’26 $485M DEBT Decreased $15M vs. Q2‘26 FINANCIAL RESULTS $827M REVENUE 2% improvement vs. Q2’26 $7.6M ADJUSTED OPERATING LOSS(1) $9M improvement vs. Q2’26 BOOKING IMPROVEMENTS $550M UNIT BOOKINGS VOLUME 45% improvement vs. Q3’25 $1.6B UNIT VALUE BACKLOG Represents ~5 months of production FINANCIAL SUMMARY Fourth consecutive quarter of bookings at elevated levels from cyclical low point Sequential improvement in revenue, operating results and cash flow from operations Q3 Adjusted EBITDA returned to positive KEY TAKEAWAYS – Q3 2026 Fourth consecutive quarter of bookings at elevated levels; sequential improvement in key financial metrics (1) Adjusted Operating Profit and Adjusted Operating Profit Margin are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. We are unable to reconcile, without unreasonable effort, our forward-looking projections of Adjusted Operating Profit and Adjusting Operating Profit Margin included in this presentation to their most directly comparable financial measure prepared in accordance with GAAP due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of the adjustments required to calculate such forward-looking financial measures.

QUARTERLY LIQUIDITY, CASH & BALANCE SHEET Q3 2026 Overview • $59M of Cash on hand • Working Capital improved $123M YoY ‒ Inventory decreased $76M ‒ YoY five-day reduction of days inventory outstanding • Dividends paid: ‒ Q3 2026 YTD : $20M ‒ Q3 2025 YTD: $19M Continue to adhere to long-term capital allocation priorities: • Reduce debt • Reinvest cash for profitable growth • Shareholder return Q3 2026 DEBT COMPOSITION ($M) $90 $213 $117 $44 $19 $2 ABL Term Loan Working Capital Facilities Wholesale Financing Leases Other Unused Borrowing Capacity of $233M (1) Net Debt and the ratio of Net Debt to Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix. Adjusted EBITDA figures are LTM. $485 1 4 7 10 13 16 19 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Q3'25 Q1'26 Q3'26 N et D e b t / A d ju ste d EB ITD A N et D e b t Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA(1) ($M) Leverage elevated due to lower earnings and tariff impacts 6

7 • Q4 2026 bookings expected to exceed Q4 2025 and Q3 2026 • Supported by improving industry conditions and market share gains • Broader customer acceptance of expanded product portfolio • New lighter-intensity trucks broaden addressable market • Higher shipments expected to drive sequential revenue growth • Gross profit and margin expected to improve on higher volumes and cost actions • Tariff-related costs remain elevated • Pricing, sourcing and cost actions expected to partially offset tariffs • Lift Truck adjusted operating results expected to be positive • Demand and production levels expected to remain healthy • Volume and revenue growth expected • Gross profit improvement expected to remain moderated by competitive environment and cost pressures • 2024 footprint optimization projects on track to deliver benefits in 2027 OUTLOOK: KEY DRIVERS Q4 2026 sequential improvement expected; healthy demand and volume growth in 2027 MARKET CONDITIONS & DEMAND OUTLOOK Q4 2026 OUTLOOK 2027 OUTLOOK

8 NEW PROGRAMS EXPECTED TO BE INITIATED Targeting at least $100 million of cost reductions and mitigations at maturity, expected in 2029 1 Reshaping the Company’s product portfolio and route-to- market 2 Reducing manufacturing complexity and costs, including manufacturing plant consolidation 3 Consolidating supporting facilities and activities 4 Simplifying the Company’s organizational structure 5 Reducing the Company’s capital intensity

COMPANY OVERVIEW & STRATEGY

DRIVE GROWTH: Deploy high-potential, high- return products and optimized parts and service support. REDUCE COSTS: Implement flexible product lines, manufacturing processes and optimized manufacturing footprint. DISCIPLINED INVESTMENTS: Prioritize capital for growth activities to accelerate recurring revenue and strengthen returns. STRATEGIC PRIORITIES TO CREATE LONG-TERM VALUE 1 2 3 10

11 GLOBAL COMMERCE SHAPING INDUSTRY GROWTH 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 2,160 2,380 2,556 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Est. FY26 CAGR (2016 – 2026) = 8% ’21-’22 Significantly above trend due to post-COVID reboundUnits in thousands Americas EMEA Asia-Pacific China Trend line including China represents 8% 11-year CAGR for Industry Size. *World Industrial Truck Statistics (WITS) represents annual order intake through 6/30/26. **FY26 estimate based on WITS information through 6/30/26 and company estimates. WITS Industry Data reported one quarter in arrears. Estimate** Global Lift Truck Industry Size Including China* An attractive market driven by economic activity. The more the economy grows, the more people spend, the more the lift truck market grows.

12 LIFT TRUCKS ARE INTEGRAL TO OUR LIVES From the shirt on your back to the walls around you, lift trucks are the unsung heroes behind it all—driving the global supply chain every step of the way. Increased economic activity = Lift truck market growth

ATTACHMENT BUSINESS LIFT TRUCK BUSINESS 13 VISION Transforming the way the world moves materials from Port to Home. OUR VISION, OUR PURPOSE

14 OUR MISSION, OUR CUSTOMER PROMISES DELIVER OPTIMAL SOLUTIONS To understand customers applications and needs and provide optimal solutions and productivity at the lowest cost of ownership. To never let customers down and continually increase the value of our solution offerings. PROVIDE EXCELLENT CUSTOMER CARE

100+ YEARS OF INNOVATION & EXCELLENCE

Full range of optimal solutions designed to increase customer value & productivity

LIFT TRUCKS (Capacity Ranges: 2,000 – 105,000 lbs.)

ELECTRIC			INTERNAL COMBUSTION ENGINE (ICE)		ICE & ELECTRIC
COUNTERBALANCED	WAREHOUSE		COUNTERBALANCED		COUNTERBALANCED
					
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 5 BIG TRUCKS: 8 to 48T

TECHNOLOGY SOLUTIONS

Automation
Operator Assist
Telematics



ENERGY SOLUTIONS

Electric
ICE



ATTACHMENT SOLUTIONS

Masts
Clamps
Rotators, etc.



Supported by a range of Service & Parts Solutions

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ACTIVATING GROWTH BEYOND OUR CORE

Expanding margin potential with complementary growth accelerators

CORE BUSINESS

- 1-3.5T Counterbalanced Lift Trucks
- 4-9T Counterbalanced Lift Trucks
- Big Trucks (8-48T)

T – Ton (truck capacity)


HYSTER

GROWTH ACCELERATORS

- Warehouse Solutions
- Technology Solutions
- Energy Solutions
- Attachment Solutions
- Service Solutions
- Parts Solutions

High Potential Products (Warehouse, Technology, Energy, Attachment Solutions)

Optimized Support Services (Service, Parts Solutions)



16

17 TRANSFORMATION ENHANCING COMPETITIVENESS Actions that will translate into operational improvements and tangible value creation A broad, disciplined transformation that enhances competitiveness, lowers break-even and supports sustainable value creation across cycles. Operational Cost Structure Advantages Support margin expansion and sustainable earnings potential Customer-Focused Product Evolution Strengthen competitive positioning and revenue growth End-to-End Digital Enablement Enhances lifecycle management and customer care Commercial Go-to- Market Strategy Expanded market participation and recurring revenue stream

18 CUSTOMER EVOLUTION & MARKET SHIFT Demand shift creates opportunities for next-generation lift truck portfolio HOW HY IS POSITIONED TO EXCEL • Anticipated market shift • Portfolio aligns with customer needs • Multi-tier offering expands market coverage • Value, standard & premium tiers • New lighter-intensity trucks expand reach and build scale RESULTS: Scale and mix support higher volumes, increased share, and accretive margins WHAT HAS CHANGED? • Customers buy only what they need • Unnecessary options are being eliminated • Tighter capital budgets with unchanged demands • Customers pushed to do more with less RESULTS: Demand for value-oriented, application-matched trucks

MODULAR PLATFORM DRIVING MARGIN GROWTH Flexible lift truck platforms amplify operational performance and drive margin expansion • HY’s shift to a modular manufacturing platform drives global efficiencies, utilizing common components and processes across its product portfolio • Common components, combined with localized sourcing, strengthens supply chain resilience and reduces logistics complexity • Market prices with attractive margins for HY • Expanded modular-based offerings are gaining market acceptance, supporting market share gains and bookings growth across key lift truck categories • Continued volume ramp in value- and standard-pricing tiers is expected to drive incremental margin uplift via operating leverage • 2-3.5T Counterbalanced Trucks increased to 19% of portfolio as of LTM Q3’26 Customer Benefits: Right truck, right price, right application (1) Shown as percentage of total bookings. 19 2-3.5T Counterbalanced Trucks(1) 17% 19% 2025 LTM 9/30/26 Americas EMEA JAPIC ACCELERATING SHIPMENTS OF FLEXIBLE LIFT TRUCK PORTFOLIO

20 CORE BUSINESS FOUNDATIONAL TO SUCCESS 1-3.5T Counterbalance Lift Trucks • Optimize costs to improve margins and price competitiveness • Leverage flexible portfolio to scale profitability • Capture replacement demand and industry shifts using electrification 4-9T Counterbalance Lift Trucks • Expand market reach and optimize manufacturing with flexible portfolio • Defend existing customers with disciplined pricing and targeted initiatives • Strengthen commercial execution through improved sales participation Big Trucks (8-48T) • Achieve global production of flexible portfolio to improve costs • Focus coverage in high-return markets • Use zero-emission product mix to uplift sales • Target global accounts to drive volume, retention and lifetime value

21 GROWTH POTENTIAL BEYOND GDP+ Evolving capabilities align with market growth elements CORE BUSINESS CORE BUSINESS HIGH POTENTIAL PRODUCTS OPTIMIZED SUPPORT STRATEGY Innovative technologies to enhance safety, efficiency & productivity Programs and solutions to strengthen user experience and product performance Counterbalanced lift truck product line 1 2 3

22 GROWTH ACCELERATORS HIGH POTENTIAL PRODUCTS Warehouse Trucks • Strengthen product portfolio and commercial execution to accelerate growth • Leverage flexible product platform methodology to enhance margin performance Technology Solutions • Unlock growth opportunities through automated lift truck and operator assist solutions • Generate recurring revenue through telemetry subscription services Energy Solutions • Capture incremental revenue with HY lithium-ion battery solutions Attachment Solutions • Increase market penetration in key North American industries • Expand share with Chinese OEMs and dealers through Silver Line value offering

23 GROWTH ACCELERATORS OPTIMIZED SUPPORT SERVICES Service Solutions • Increase service penetration and margins through disciplined commercial execution and lifetime customer value • Strengthen HYCare post-purchase customer experience and fleet efficiency programs Parts Solutions • Capture aftermarket growth through scalable parts portfolio for pre-owned equipment • Strengthen customer reach through digital commerce and streamlined parts sourcing

LONG-TERM FINANCIAL OBJECTIVES

25 OUR PATH TO LONG-TERM VALUE CREATION Demand shift creates opportunities for next-generation lift truck portfolio PROFITABLE GROWTH → FREE CASH FLOW GENERATION Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Revenue >$5B Adjusted Operating Profit & Margin (1) $350M / 7% Cash from Operations >$300M LONG-TERM FINANCIAL OBJECTIVES = >20% ROTCE (1) Adjusted Operating Profit and Adjusted Operating Profit Margin are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. We are unable to reconcile, without unreasonable effort, our forward-looking projections of Adjusted Operating Profit and Adjusting Operating Profit Margin included in this presentation to their most directly comparable financial measure prepared in accordance with GAAP due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of the adjustments required to calculate such forward-looking financial measures.

26 Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth & Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~Equal to Depreciation Research & Development Product Line Evolution Reliable Dividends Reflect Business Confidence Consistent use of cash Focus on balance sheet strength and flexibility Additional Shareholder Return ACCRETIVE CAPITAL ALLOCATION FRAMEWORK Generating consistent cash flows and making disciplined investments Strong Operating Cash Flow Excess Free Cash Flow ROTCE Goal: >20%

A SOLID LONG-TERM INVESTMENT OPTION Our investment thesis in three pillars Lower cyclicality, higher margin & growth → stronger operating profit STABILITY GROWTH LONG-TERM VALUE Electrification, automation, and solutions expand addressable market Flexible product portfolio allows for participation in more segments profitably Core lift truck business tied to global goods movement Large installed base supports aftermarket and service revenue Higher margins, stronger cash flow, disciplined capital allocation Less cyclicality and improved returns through the cycle 27

APPENDIX

RECONCILIATIONS Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss), Adjusted net income (loss), Net Debt and the ratio of Net Debt to Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: • Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges. • Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges. • Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges. • Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the annual revenue at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable. • Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. • Net Debt is defined as debt less cash. Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages. 29

RECONCILIATIONS Q3 2026 Q2 2026 Q3 2025 Operating profit (loss) (9.1) (18.4) 2.3 Restructuring and impairment charges 1.5 1.7 1.0 Adjusted operating profit (loss) ($7.6) ($16.7) $3.3 Net income (loss) (14.9) (31.6) (2.3) Restructuring and impairment charges 1.5 1.7 1.0 Income tax expense adjustment(1) (0.4) (0.4) (0.3) Adjusted net income (loss) (13.8) (29.5) (1.6) ($M) ($M) Year Ended December 31 Qtr. Qtr. Consolidated 2022 2023 2024 2025 Q3 2026 LTM* 9/30/2026 9/30/2025 Reconciliation of Adjusted EBITDA Net income (loss) attributable to stockholders ($74.1) $125.9 $142.3 ($60.1) ($129.5) ($14.9) ($2.3) Noncontrolling interest income (loss) and dividends 2.5 2.2 1.9 2.1 2.0 0.6 0.6 Income tax expense 9.2 52.9 74.8 15.1 16.6 0.6 (2.9) Interest expense 28.4 37.3 33.8 31.2 29.8 7.2 8.0 Interest income (1.1) (2.6) (2.8) (2.7) (3.7) (0.4) (0.6) Depreciation and amortization expense 43.4 45.1 47.6 45.8 45.3 11.4 11.3 Restructuring and impairment charges(1) — — 22.6 38.4 26.3 1.5 1.0 Adjusted EBITDA $8.3 $260.8 $320.2 $69.8 ($13.2) $6.0 $15.1 *Q3 2026 LTM: Last Twelve Months as of 9/30/26. _____________________ (1) Tax adjustment at statutory rate of 26%. 30

WORKING CAPITAL PERCENTAGE OF SALES CALCULATION

	2022	2023	2024	2025	LTM Q3 2026*
Accounts receivable	$523.6	$497.5	$488.4	$489.6	$469.2
Inventory	799.5	815.7	754.3	634.3	664.8
Accounts payable	(607.4)	(530.2)	(455.5)	(401.2)	(472.2)
Working Capital(1)	**$715.7**	**$783.0**	**$787.2**	**$722.7**	**$661.8**
Consolidated Revenue**	$3,548.3	$4,118.3	$4,308.2	$3,769.3	$3,309.6
Working Capital as % of Sales	**20%**	**19%**	**18%**	**19%**	**20%**

RECONCILIATION OF NET DEBT TO ADJUSTED EBITDA

Consolidated ($M)	2022	2023	2024	2025	LTM Q3 2026*	LTM Q3 2025*
Reconciliation of Net Debt						
Debt	$552.9	$494.0	$440.7	$494.3	$484.7	$467.8
Cash	59.0	78.8	96.6	123.2	58.5	71.1
Net Debt	$493.9	$415.2	$344.1	$371.1	$426.2	$396.7
LTM Net Income (Loss)	($74.1)	$125.9	$142.3	($60.1)	($129.5)	$2.7
LTM Adjusted EBITDA	$8.3	$260.8	$320.2	$69.8	($13.2)	$136.0
Debt/Net Income (Loss)	**(7.5)**	**3.9**	**3.1**	**(8.2)**	**(3.7)**	**173.3**
Net Debt/Adjusted EBITDA	**59.5**	**1.6**	**1.1**	**5.3**	**(32.3)**	**2.9**

*LTM Q3 2026: Last Twelve Months as of 9/30/26; LTM Q3 2025: Last Twelve Months as of 9/30/25.
**Revenue for Q3 2026 is annualized.
(1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

31

QUARTERLY RECONCILIATION OF NET DEBT TO ADJUSTED EBITDA ($M) 32 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 Debt 560.6 542.3 510.6 494.0 474.8 501.9 468.5 440.7 484.0 473.2 467.8 494.3 505.3 500.0 484.7 Cash 64.6 65.7 78.2 78.8 62.2 66.5 75.6 96.6 77.2 66.9 71.1 123.2 81.8 72.6 58.5 Net Debt 496.0 476.6 432.4 415.2 412.6 435.4 392.9 344.1 406.8 406.3 396.7 371.1 423.5 427.4 426.2 Reconciliation of LTM Adjusted EBITDA Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 Net income (loss) attributable to stockholders (22.5) 35.2 108.3 125.9 150.8 175.8 157.2 142.3 99.4 22.2 2.7 (60.1) (99.2) (116.9) (129.5) Noncontrolling interest income and dividends 2.3 2.1 2.0 2.2 1.9 2.0 2.0 1.9 1.7 1.6 1.6 2.1 2.2 2.0 2.0 Income tax expense (benefit) 15.0 30.1 42.1 52.9 69.3 83.4 77.5 74.8 57.8 31.9 18.7 15.1 5.2 13.1 16.6 Interest expense 33.5 35.8 37.7 37.3 36.0 36.4 35.2 33.8 32.6 31.7 31.3 31.2 30.7 30.6 29.8 Interest income (1.5) (1.9) (2.2) (2.6) (3.1) (3.3) (3.1) (2.8) (2.4) (2.4) (2.5) (2.7) (2.6) (3.9) (3.7) Depreciation and amortization expense 43.5 43.8 44.2 45.1 45.6 46.7 47.1 47.6 46.9 46.3 45.9 45.8 46.1 45.2 45.3 Restructuring and impairment charges (1) - - - - - - 1.2 22.6 22.8 38.5 38.3 38.4 39.8 25.8 26.3 LTM Adjusted EBITDA 70.3 145.1 232.1 260.8 300.5 341.0 317.1 320.2 258.8 169.8 136.0 69.8 22.2 (4.1) (13.2) Net Debt/Adjusted EBITDA 7.1 3.3 1.9 1.6 1.4 1.3 1.2 1.1 1.6 2.4 2.9 5.3 19.1 (104.2) (32.3) (1) Tax adjustment at statutory rate of 26%.

RECONCILIATION OF ROTCE

($M)	2022[1]	2023[1]	2024[1]	2025[1]	Q3 2026 LTM[1]
Average Stockholders' Equity	$241.9	$288.9	$454.4	$507.6	$439.8
Average Debt	$535.2	$532.2	$476.0	$472.0	$490.4
Average Cash	($66.8)	($69.3)	($75.9)	($87.0)	($81.4)
Average capital employed	**710.3**	**751.8**	**854.5**	**892.6**	**848.8**
Net Income (Loss)	(74.1)	125.9	142.3	(60.1)	(129.5)
Plus: Interest Expense, net	27.3	34.7	31.0	28.5	26.1
Plus: Restructuring and impairment charges	—	—	22.6	38.4	26.3
Less: Income taxes on restructuring and impairment charges, net	—	—	(5.9)	(10.0)	(6.8)
Less: Income taxes on interest expense, net[2]	(6.8)	(8.7)	(8.1)	(7.4)	(6.8)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**($53.6)**	**$151.9**	**$181.9**	**($10.6)**	**($90.7)**
Actual return on total capital employed percentage[3]	(7.5%)	20.2%	21.3%	(1.2%)	(10.7%)

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2024, 2025 and 2026 and 25% for 2022 and 2023.
(3) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

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HYSTER-YALE

SUPPLEMENTAL INFORMATION

SIGNIFICANT OPPORTUNITIES FOR HYSTER-YALE Achieve long-term targets, sustain performance, intensify cash flow focus WORKING CAPITAL % SALES(1) 0 2,000 4,000 6,000 2022 2023 2024 2025 Q3 2026 LTM* Future GDP++ ($M) 0% 5% 10% 15% 20% 25% 2022 2023 2024 2025 Q3 2026 Future 15% Target REVENUE *Q3 2026 LTM: Last Twelve Months as of 9/30/26. _____________________ Note: 2022 results negatively impacted by global supply chain disruptions ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) (20%) (10%) 0% 10% 20% 30% 2022 2023 2024 2025 Q3 2026 LTM* Future Sustain at 20%+ (4%) (2%) 0% 2% 4% 6% 8% 2022 2023 2024 2025 Q3 2026 LTM* Future 7% Target ACHIEVE TARGETS • Modular, scalable products • Customer specific solutions • Expand product portfolio • Pricing agility & cost management • Optimized production & supply • Execute growth accelerators SUSTAIN PERFORMANCE • End markets grow with global consumption • Lead in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 35 (1) Adjusted Operating Profit and Adjusted Operating Profit Margin are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. We are unable to reconcile, without unreasonable effort, our forward-looking projections of Adjusted Operating Profit and Adjusting Operating Profit Margin included in this presentation to their most directly comparable financial measure prepared in accordance with GAAP due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of the adjustments required to calculate such forward-looking financial measures.

0 20 40 60 2022 2023 2024 2025 Low Est. 2026 High Est. 2026 Lift Truck IT Systems Bolzoni CAPITAL EXPENDITURES R&D EXPENDITURES 2% 3% 4% 0 40 80 120 160 2022 2023 2024 2025 Est. 2026 Lift Truck Bolzoni ($M) ($M) • ~39% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2025 capital expenditures of $63M • 2026 total estimated capital expenditures ranges from $50- $60M • Spending is dependent on production requirements and the timing of approved projects. Range DISCIPLINED CAPITAL AND R&D EXPENDITURES 36

REVENUE DIVERSIFICATION Full-line global lift truck manufacturer serving a broad group of end markets Large installed lift truck base drives parts sales ~ 1,006K units @ 12/31/25 2025 LIFT TRUCK SALES BY PRODUCT 2025 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) 2025 LIFT TRUCK DISTRIBUTION CHANNEL MIX 32% Major Accounts ICE(1) 42% Electric Units 32% 9% Service, Rental & Other Aftermarket 17% 29% Retail & Durable Goods 23% Food & Beverage 25% Logistics Industrials 23% (1) Includes Big Truck sales that represent 11% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. Independent Dealers 68% 37

INDUSTRY & HY LIFT TRUCK REVENUE Industry Unit Revenue by Region EMEA, 30% Americas, 29% China, 22% _____________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix19% Asia-Pacific/ Japan HY Unit Revenue by Region Americas, 77% EMEA, 16% ______________________ Source: Company: FY 2025 Unit Revenue Note: Units sold direct by SN JV are not included 5% Asia-Pacific/ Japan China 2% Class 1*, 26% Class 2*, 11% Class 4*, 14% Class 5*, 43% HY Unit Revenue by Class ____________________ Source: Company: FY 2025 Unit Revenues 6% Class 3* Class 1*, 26% Class 2*, 12% Class 3*, 10% Class 5*, 49% _________________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4* 3% Hyster-Yale’s revenue weighted toward higher-value product classes 38

HY DEALER DATA As of September 30, 2026 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations Americas 10 78 16 73 29 274 13 28 68 453 EMEA 47 101 35 60 26 55 14 40 122 256 JAPIC 44 99 8 25 5 33 7 17 64 174 Total 101 278 59 158 60 362 34 85 254 883 *Maximal totals include all brands sold by dealers 39